Filed pursuant to Rule 497
File No. 333-204239

FS INVESTMENT CORPORATION IV

Supplement dated April 14, 2016

to

Prospectus dated October 28, 2015

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation IV dated October 28, 2015, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 37 of the Prospectus before you decide to invest in shares of our common stock.

Discussion of the Company’s Expected Operating Plans

This supplement supplements and amends the section of the Prospectus entitled “Discussion of the Company’s Expected Operating Plans—Financial Condition, Liquidity and Capital Resources—Total Return Swap” by adding the following sentence immediately after the first sentence thereof:

On April 12, 2016, Cheltenham Funding entered into an amendment to the TRS to increase the maximum aggregate notional amount of the portfolio of loans subject to the TRS from $20,000 to $50,000.

This supplement supplements and amends the section of the Prospectus entitled “Discussion of the Company’s Expected Operating Plans—Financial Condition, Liquidity and Capital Resources—Total Return Swap” by replacing the first sentence of the fourth paragraph thereof in its entirety with the following:

Pursuant to the terms of the TRS, Cheltenham Funding may select a portfolio of loans with a maximum aggregate market value (determined at the time each such loan becomes subject to the TRS) of $50,000.

This supplement supplements and amends the section of the Prospectus entitled “Discussion of the Company’s Expected Operating Plans—Financial Condition, Liquidity and Capital Resources—Total Return Swap” by replacing the fifth sentence of the ninth paragraph thereof in its entirety with the following:

Such monthly payments will equal the product of (x) 85%, multiplied by (y) the maximum notional amount of the TRS ($50,000 as of April 12, 2016; $20,000 as of January 19, 2016), multiplied by (z) 1.60% or $1.50% per annum, as applicable.

This supplement supplements and amends the section of the Prospectus entitled Discussion of the Company’s Expected Operating Plans—Quantitative and Qualitative Disclosures About Market Risk” by replacing the first sentence of the second paragraph thereof with the following (dollar amounts below are in thousands):

Pursuant to the terms of the TRS between Cheltenham Funding and Citibank, Cheltenham Funding pays fees to Citibank at a floating rate equal to LIBOR plus 1.60% or $1.50% per annum, as applicable, in exchange for the right to receive the economic benefit of a pool of loans having a maximum notional amount of $50,000 (which maximum notional amount was $20,000 as of January 19, 2016).